Exhibit 21

LIST OF AFFILIATES OF
ACADIA REALTY TRUST

Name of Subsidiary	Jurisdiction of Incorporation or Organization

Acadia Realty Trust	MD
Acadia Realty Limited Partnership	DE
ARLP GS LLC	DE

100 Bull LLC	DE
102 EB LLC	DE
110 UP NY LLC	DE
1035 Third Avenue LLC	DE
11 East Walton LLC	DE
120 West Broadway LLC	DE
120 West Broadway Lender LLC	DE
131-135 Prince Street LLC	DE
135 East 65th Street Lender LLC	DE
146 Geary LLC	DE
146 Geary Member LLC	DE
151 North State Owner LLC	DE
152-154 Spring Street Lender LLC	DE
152-154 Spring Street Retail LLC	DE
163 Highland Owner LLC	DE
165 Newbury Street Owner LLC	DE
17 East 71 Street LLC	DE
182-186 Spring Street Lender LLC	DE
188 Spring Street Lender LLC	DE
201 Needham Street Owner LLC	DE
201 WB LLC	DE
210 Bowery LLC	DE
210 Bowery Owners LLC	DE
210 Bowery Residential Owners LLC	DE
2207 Fillmore Member LLC	DE
2208-2216 Fillmore Member LLC	DE
230/240 WB LLC	DE
239 Greenwich Associates Limited Partnership	CT
2520 Flatbush Avenue LLC	DE
252-264 Greenwich Avenue Retail LLC	DE
2675 City Center Partner LLC	DE
2675 Geary Boulevard LP	DE
27 East 61st Street LLC	DE
300 WB LLC	DE
313-315 Bowery LLC	DE
313-315 Bowery Lender LLC	DE

Exhibit 21

Name of Subsidiary	Jurisdiction of Incorporation or Organization
55-57 Spring Street Lender LLC	DE
61 Main Street Owner LLC	DE
640 Broadway Lender LLC	DE
640 Broadway Member LLC	DE
640 Broadway Owners LLC	DE
640 Broadway Owners Subsidiary I LLC	DE
640 Broadway Owners Subsidiary II LLC	DE
717 N Michigan Ave Owner LLC	DE
717 N Michigan Ave Owner Subsidiary LLC	DE
801 Madison Avenue Owner LLC	DE
865 West North Avenue LLC	DE
868 Broadway LLC	DE
900 W Randolph Lender LLC	DE
900 W Randolph Preferred Member LLC	DE
938 W. North Avenue, LLC	DE
960 Broadway LLC	DE
991 Madison Ave LLC	DE
1100 N. State Lender LLC	DE
1151 Third Avenue LLC	DE
1861 Union Member LLC	DE
1964 Union Member LLC	DE
3177 East Main LLC	DE
3200 M Street Lender LLC	DE
430 Broome Street Lender LLC	DE
555 9th Street LP	DE
555 9th Street Partner LLC	DE
8-12 East Walton LLC	DE
840 North Michigan Avenue Acquisition LLC	DE
A/L 3200 M Street LLC	DE
ABR Amboy Road LLC	DE
ABS Investor LLC	DE
ABS Preferred Equity Member LLC	DE
Acadia 152-154 Spring Street Retail LLC	DE
Acadia 1520 Milwaukee Avenue LLC	DE
Acadia 161ST Street LLC	DE
Acadia 181 Main Street LLC	DE
Acadia 216TH Street LLC	DE
Acadia 239 Greenwich Avenue, LLC	DE
Acadia 938 W. North Avenue LLC	DE
Acadia 28 Jericho Turnpike LLC	DE
Acadia 2914 Third Avenue LLC	DE
Acadia 3104 M Street Lender LLC	DE
Acadia 3104 M Street LLC	DE
Acadia 3200 M Street LLC	DE

Exhibit 21

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Acadia 330 River Street LLC	DE
Acadia 3780-3858 Nostrand Avenue LLC	DE
Acadia 4401 White Plains Road LLC	DE
Acadia 56 East Walton LLC	DE
Acadia 5-7 East 17th Street LLC	DE
Acadia 639 West Diversey LLC	DE
Acadia 654 Broadway LLC	DE
Acadia 654 Broadway Member LLC	DE
Acadia 83 Spring Street LLC	DE
Acadia Absecon LLC	DE
Acadia Albee LLC	DE
Acadia Albertsons Investors LLC	DE
Acadia Bartow Avenue, LLC	DE
Acadia Bloomfield NJ LLC	DE
Acadia Brandywine Holdings, LLC	DE
Acadia Brentwood LLC	DE
Acadia Cambridge LLC	DE
Acadia Canarsie LLC	DE
Acadia Chestnut LLC	DE
Acadia Chicago LLC	DE
Acadia Clark-Diversey LLC	DE
Acadia Connecticut Avenue LLC	DE
Acadia Cortlandt Crossing LLC	DE
Acadia Cortlandt LLC	DE
Acadia Crescent Plaza LLC	DE
Acadia Crossroads, LLC	DE
Acadia Cub Foods Investors LLC	DE
Acadia D.R. Management LLC	DE
Acadia Elmwood Park LLC	DE
Acadia Fund IV Investments LLC	DE
Acadia Gold Coast LLC	DE
Acadia Gotham Member LLC	DE
Acadia Heathcote LLC	DE
Acadia Hobson LLC	DE
Acadia L.U.F. LLC	DE
Acadia Lincoln Road LLC	DE
Acadia Mad River Property LLC	DE
Acadia Marcus Avenue LLC	DE
Acadia Mark Plaza LLC	DE
Acadia Market Square, LLC	DE
Acadia MCB Holding Company II LLC	DE
Acadia MCB Holding Company LLC	DE
Acadia Mercer Street LLC	DE
Acadia Merrillville LLC	DE

Exhibit 21

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Acadia Merrillville Realty, L.P.	IN
Acadia Mervyn I, LLC	DE
Acadia Mervyn II, LLC	DE
Acadia Mervyn Investors I, LLC	DE
Acadia Mervyn Investors II, LLC	DE
Acadia Naamans Road LLC	DE
Acadia New Loudon, LLC	DE
Acadia North Michigan Avenue LLC	DE
Acadia Nostrand Avenue LLC	DE
Acadia Pacesetter LLC	DE
Acadia Paramus Plaza LLC	DE
Acadia Pelham Manor LLC	DE
Acadia Property Holdings, LLC	DE
Acadia Realty Acquisition I, LLC	DE
Acadia Realty Acquisition II, LLC	DE
Acadia Realty Acquisition III LLC	DE
Acadia Realty Acquisition IV LLC	DE
Acadia Realty Acquisition V LLC	DE
Acadia Republic Farmingdale LLC	DE
Acadia Rex LLC	DE
Acadia Rush Walton LLC	DE
Acadia Second City 1521 West Belmont LLC	DE
Acadia Second City 2206-08 North Halsted LLC	DE
Acadia Second City 2633 North Halsted LLC	DE
Acadia Second City 843-45 West Armitage LLC	DE
Acadia Self Storage Management Company LLC	DE
Acadia Self Storage Management Investment Company LLC	DE
Acadia Sherman Avenue LLC	DE
Acadia Shopko Investors LLC	DE
Acadia SP Investor LLC	DE
Acadia Strategic Opportunity Fund II, LLC	DE
Acadia Strategic Opportunity Fund III LLC	DE
Acadia Strategic Opportunity Fund III Special Member LLC	DE
Acadia Strategic Opportunity Fund IV LLC	DE
Acadia Strategic Opportunity Fund IV Promote Member LLC	DE
Acadia Strategic Opportunity Fund IV Special Member LLC	DE
Acadia Strategic Opportunity Fund V LLC	DE
Acadia Strategic Opportunity Fund V Promote Member LLC	DE
Acadia Strategic Opportunity Fund V Special Member LLC	DE
Acadia Town Center Holdco LLC	DE
Acadia Town Line, LLC	CT
Acadia Urban Development LLC	DE
Acadia West 54th Street LLC	DE
Acadia West Diversey LLC	DE

Exhibit 21

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Acadia West Shore Expressway LLC	DE
Acadia-Washington Square Albee LLC	DE
ACF Paramus Plaza LLC	DE
ACRS II LLC	DE
ACRS, Inc.	DE
Airport Mall Owner LLC	DE
A-K JV I LLC	DE
Albee Development LLC	DE
Albee Food LLC	DE
Albee Phase 3 Development LLC	DE
Albee Retail 21 Development LLC	DE
Albee Retail Development LLC	DE
Albee Tower I Management LLC	DE
Albee Tower I Member LLC	DE
Albee Tower I Owners LLC	NY
A-MCB Arundel Funding LLC	MD
A-MCB Arundel LLC	MD
A-MCB Arundel II LLC	MD
AMCB BB Woodlawn LLC	MD
AMCB Bloomfield LLC	DE
AMCB Eden Square LLC	DE
AMCB Kennedy LLC	DE
AMCB Manassas Promenade LLC	DE
AMCB Perring LLC	MD
AMCB Rhode Island Mall Owner LLC	DE
AP Fillmore LLC	DE
AP Fillmore II LLC	DE
AP Union I LLC	DE
AP Union II LLC	DE
ARA IV Class A Member LLC	DE
Aspen Cove Apartments, LLC	NY
Bedford Green LLC	DE
Brandywine Town Center Maintenance Corporation	DE
Brandywine Town Center/Market Square Lender LLC	DE
Broughton Street Partners Company LLC	DE
Broughton Street Partners Company II LLC	DE
California & Armitage Main Owner LLC	DE
California & Armitage Outparcel Owner LLC	DE
Canarsie Plaza LLC	DE
City Point 21 Development LLC	DE
City Point Retail Development LLC	DE
Colonie Plaza Owner LLC	DE
Concord & Milwaukee Owner LLC	DE
Cortlandt Crossing Sewage Works Corporation	NY

Exhibit 21

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Cortlandt Town Center LLC	DE
Cortlandt Town Center Member LLC	DE
Crossing Release Parcel Owner LLC	DE
Crossroads II
Crossroads II, LLC	DE
Crossroads Joint Venture
Crossroads Joint Venture, LLC	DE
Dauphin Plaza Member LLC	DE
Dauphin Plaza Owner LLC	DE
Dekalb Market Hall LLC	DE
Fairlane Green Condo Manager LLC	DE
Fairlane Green Owner LLC	DE
GDC Beechwood, LLC	NY
GDC SMG, LLC	NY
GT Metro Portfolio Member LLC	DE
Heathcote Associates, L.P.	NY
Hickory Ridge Owner LLC	DE
JP Waterville Owner LLC	DE
Lake Montclair-Dumfries, VA LLC	DE
Lincoln Place SC Owner LLC	DE
Lincoln Road III LLC	FL
Mark Plaza Fifty L.P.	PA
Mark Twelve Associates, L.P.	PA
Mayfair Center Owner LLC	DE
MCB Bloomfield LLC	NJ
Miami Beach Lincoln, LLC
New Towne Center Owner LLC	DE
North & Kingsbury Owner LLC	DE
Pacesetter/Ramapo Associates	NY
Plaza Santa Fe Owner LLC	DE
RD Abington Associates Limited Partnership	DE
RD Absecon Associates, L.P.	DE
RD Bloomfield Associates Limited Partnership	DE
RD Branch Associates L.P.	NY
RD Elmwood Associates, L.P.	DE
RD Hobson Associates, L.P.	DE
RD Methuen Associates Limited Partnership	MA
RD Smithtown, LLC	NY
Restaurants at Fort Point LLC	DE
RIM Lender LLC	DE
RIM Member LLC	DE
Roosevelt Galleria LLC	DE
SC Retail Owner LLC	DE
Self Storage Management LLC	DE

Exhibit 21

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Shops At Grand Avenue LLC	DE
SMG Celebration, LLC	NY
SP Waterville Owner LLC	DE
SP Windham Owner LLC	DE
State & Washington Owner LLC	DE
Storage Post Holdings LLC	DE
The Crossings Investor LLC	DE
Trussville Promenade I Owner LLC	DE
Trussville Promenade II Owner LLC	DE
Wake Forest Crossing Owner LLC	DE
Wells Plaza Owner LLC	DE